Partial Sale of a Subsidiary	12 Months Ended
Dec. 31, 2017
Partial Sale of a Subsidiary
Partial Sale of a Subsidiary

19.Partial Sale of a Subsidiary

On September 30, 2015, the company sold 50% of its ownership of Fluor S.A., its principal Spanish operating subsidiary, to Sacyr Industrial, S.L.U. for a cash purchase price of approximately $46 million, subject to certain purchase price adjustments. The company deconsolidated the subsidiary and recorded a pre-tax non-operating gain of $68 million during the third quarter of 2015, which was determined based on the sum of the proceeds received on the sale and the estimated fair value of the company’s retained 50% noncontrolling interest, less the carrying value of the net assets associated with the former subsidiary. The estimated fair value of the company’s retained noncontrolling interest was $44 million as of the transaction date. The fair value was estimated using a combination of income-based and market-based valuation approaches utilizing unobservable Level 3 inputs, including significant management assumptions such as forecasted revenue and operating margins, weighted average cost of capital and earnings multiples. Observable inputs, such as the cash consideration received for the divested share of the entity, were also considered.